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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): December 17, 2007

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                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


            1-5721                                       13-2615557
  (Commission File Number)                 (I.R.S. Employer Identification No.)


  315 PARK AVENUE SOUTH, NEW YORK, N.Y.                           10010
(Address of Principal Executive Offices)                       (Zip Code)


                                 (212) 460-1900
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            FISCAL YEAR.

         On December 17, 2007, the Board of Directors of Leucadia National Corporation ("Leucadia") approved certain amendments to Leucadia's Amended and Restated By-Laws.

         A copy of Leucadia's By-Laws, as amended and restated, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

       Exhibit No.         Description
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          3.1              Amended and Restated By-Laws as of December 17, 2007
























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LEUCADIA NATIONAL CORPORATION

                                       By: /s/ Joseph A. Orlando
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                                       Name:  Joseph A. Orlando
                                       Title: Vice President and
                                              Chief Financial Officer

Date: December 20, 2007

























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                                  EXHIBIT INDEX
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 3.1            Amended and Restated By-Laws as of December 17, 2007.